Exhibit 10.4

EXECUTION VERSION

AMENDMENT NO. 2 TO REVOLVING CREDIT AGREEMENT

AMENDMENT No. 2 dated as of June 6, 2018 to the Revolving Credit Agreement dated as of October 22, 2013 (as amended prior to the date hereof, the “Credit Agreement”) among TWITTER, INC., a Delaware corporation (the “Borrower”), the lenders from time to time party thereto (collectively, the “Lenders”; individually, a “Lender”) and MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Borrower has requested that the Credit Agreement be amended as set forth herein, and each Lender party hereto consents to this Amendment.

WHEREAS, this Amendment includes amendments of the Credit Agreement that are subject to the approval of the Required Lenders, and that, in each case, will become effective on the Amendment Effective Date (as defined below) on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. On and after the Amendment Effective Date, each reference to “this Agreement”, “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference, and each reference in any other Loan Document to “the Credit Agreement”, “thereof”, “thereunder”, “therein” or “thereby” or any other similar reference to the Credit Agreement shall, from the Amendment Effective Date, refer to the Credit Agreement as amended hereby.

SECTION 2. Amendment. Each of the parties hereto agrees that, effective on the Amendment Effective Date, the Credit Agreement shall be amended as follows:

(a) Section 6.01(c)(A) of the Credit Agreement shall be amended by replacing “$3,000,000,000” appearing therein with “$4,500,000,000”.

(b) Section 6.04(iii) of the Credit Agreement shall be amended and restated in its entirety as follows:

“(iii) the Borrower may (i) repurchase fractional shares of its Equity Interests arising out of stock dividends, splits or combinations, business combinations or conversions of convertible securities, (ii) issue or otherwise deliver shares of its common stock upon the exercise of warrants to purchase its Equity Interests, (iii) so long as no Default or Event of Default then exists or would result therefrom, make cash settlement payments upon the exercise of warrants to purchase its Equity Interests, or (iv) “net exercise” or “net share settle” warrants;”

(c) Section 6.04(ix) of the Credit Agreement shall be amended by replacing “$500,000,000” appearing therein with “$1,000,000,000”.

SECTION 3. Representations of the Borrower. The Borrower represents and warrants to the Lenders that:

(a) This Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) Before and after giving effect to this Amendment, the representations and warranties of the Borrower set forth in Article 3 of the Credit Agreement shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the Amendment Effective Date, except that (i) the representations and warranties contained in Section 3.04(a) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 5.01 of the Credit Agreement and (ii) to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; and

(c) As of the Amendment Effective Date, at the time of and immediately after giving effect to this Amendment, no Default shall have occurred and be continuing.

SECTION 4. Effectiveness. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which each of the following conditions has been satisfied or waived:

(a) the Administrative Agent shall have received from each of the Borrower and the Lenders comprising the Required Lenders a counterpart hereof signed by such party; and

(b) the Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed on behalf of the Borrower by the President, a Vice President or a Financial Officer of the Borrower, confirming the accuracy of the representations and warranties set forth in Section 3 hereof.

SECTION 5. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not (i) by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document and (ii) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

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(b) This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 6. Reaffirmation. Notwithstanding the effectiveness of this Amendment and the transactions contemplated hereby, (i) each of the Borrower and each Guarantor acknowledges and agrees that, each Loan Document to which it is a party is hereby confirmed and ratified and shall remain in full force and effect according to its respective terms (in the case of the Credit Agreement, as amended hereby) and (ii) each Guarantor hereby confirms and ratifies its continuing unconditional obligations as Guarantor under the Guaranty.

SECTION 7. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

SECTION 8. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 9. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

Borrower:

TWITTER, INC.

By:	/s/ Ned Segal
Name: Ned Segal
Title: Chief Financial Officer

Guarantor:

BLUEFIN LABS, INC.

By:	/s/ Sean Edgett
Name: Sean Edgett
Title: President

[Signature Page to Amendment No. 2]

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent and as a Lender

By:	/s/ Gilroy D’Souza
Name: Gilroy D’Souza
Title: Vice President

[Signature Page to Amendment No. 2]

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ John Kowalczuk
Name: John Kowalczuk Title: Executive Director

[Signature Page to Amendment No. 2]

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Chris Lam
Name: Chris Lam Title: Authorized Signatory

[Signature Page to Amendment No. 2]